MUTUAL FUND SERIES TRUST

Catalyst Hedged Futures Strategy Fund Class A: HFXAX Class C: HFXCX Class I: HFXIX
(the “Fund”)

September 30, 2015

The information in this Supplement amends certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2014.

______________________________________________________________________________

As of the close of business on October 31, 2015, the Fund will close to substantially all new investors. Investors with an open account in the Fund may continue to make additional investments.

Additionally, financial advisors who hold the Fund on that date – in any share class – may continue to hold their shares and make additional purchases subsequent to October 31, 2015, in any share class for any existing or new accounts under their management, subject to any restrictions that may be placed on new account purchases by financial intermediary platforms.

Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its transfer agent and investments made indirectly through financial institutions and financial intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Fund management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2014, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.